UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

 Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On August 5, 2026, Global Payments Inc. (the "Company" or "Global Payments") issued a press release announcing its financial results for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference.

The Company is also furnishing certain supplemental non-GAAP financial information set forth in Exhibit 99.2 to this Report. On January 9, 2026, the Company acquired 100% of Worldpay Holdco, LLC (“Worldpay”). In connection with the integration of Worldpay, in the second quarter of 2026, the Company realigned into three reportable segments: Enterprise, Platforms and Small and Medium-Sized Businesses (“SMB”). The purpose of the supplemental combined financial information is to recast certain historical financial information to reflect the acquisition of Worldpay and the Company’s new reportable segment structure. The Company is providing such supplemental financial information to enhance its shareholders’ ability to compare and evaluate the Company's operating performance based on how the business will be managed going forward following the acquisition of Worldpay. The information included in Exhibit 99.2 presents the supplemental financial information of the combined results of Global Payments' continuing operations and Worldpay for the year ended December 31, 2025, including each quarterly reporting period.

The information being furnished pursuant to Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Global Payments Inc., containing financial information for the quarter ended June 30, 2026, dated August 5, 2026.
99.2	Global Payments Inc. supplemental financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	August 5, 2026	By: /s/ Joshua J. Whipple
Joshua J. Whipple
Chief Financial Officer